Exhibit 10.21

ASSIGNMENT AND ASSUMPTION AGREEMENT
ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) dated as of May 10, 2011, among SLG STARS MORTGAGE LOAN LLC., a Delaware limited liability company (“SLG Mortgage”), having an address at 420 Lexington Avenue, New York, New York 10170, SLG STARS MEZZ LOAN LLC, a Delaware limited liability company (“SLG Mezz” and together with SLG Mortgage, “SL Green” or “Assignor”), having an address at 420 Lexington Avenue, New York, New York 10170, and KBS GKK PARTICIPATION HOLDINGS I, LLC, a Delaware limited liability company (“Assignee”), having an address at 620 Newport Center Drive, Suite 1300, Newport Beach, CA 92660.
WHEREAS, this Agreement relates to:
(a) that certain Loan Agreement dated as of April 1, 2008, between the borrowers named therein (collectively, “Borrower”) and Goldman Sachs Mortgage Company (“Goldman”), as successor-in-interest to Goldman Sachs Commercial Mortgage Capital, L.P., Citicorp North America, Inc. (“Citi”) and SL Green Realty Corp., as predecessor in interest SLG Mortgage,, collectively, as the “Senior Lender” (as amended by that certain Amendment to Loan Agreement dated as of August 22, 2008, that certain Second Amendment to Loan Agreement dated as of March 9, 2010, that certain letter Re: Omnibus Extension of Loan Agreements dated as of March 13, 2011, (the “First Extension Letter”), that certain letter Re: Omnibus Extension of Loan Agreements dated as of April 15, 2011, (the “Second Extension Letter”), and that certain letter Re: Omnibus Extension of Loan Agreements dated as of April 29, 2011, (the “Third Extension Letter”), the “Senior Loan Agreement”), whereby Senior Lender made a loan to Borrower in the original principal amount of $250,000,000 (the “Senior Loan”), which Senior Loan is now evidenced by (1) that certain Amended and Restated Promissory Note A-1 made by Borrower to Goldman in the original principal amount of $120,157,427.31 (the “Goldman Senior Note”), (2) that certain Amended and Restated Promissory Note A-2 made by Borrower to Citi in the original principal amount of $93,455,236.35 (the “Citi Senior Note”), and (3) that certain Amended and Restated Promissory Note A-3 made by Borrower to SL Green in the original principal amount of $35,697,282.81 (the “SL Green Senior Note”; together with the Goldman Senior Note and the Citi Senior Note, the “Senior Notes”), and secured by, among other things, certain mortgages made by the Borrower in favor of Senior Lender (collectively, the “Senior Mortgages”), which Senior Mortgages encumber the real property more particularly described herein (collectively, the “Premises”);
(b) that certain Junior Mezzanine Loan Agreement dated as of August 22, 2008, between GKK Stars Junior Mezz 2 LLC (“Junior Mezzanine Borrower”), as borrower, and Goldman, Citi and SL Green Realty Corp., as predecessor in interest to SLG Mezz, as the “Junior Mezzanine Lender” (as amended by that certain Amendment to Junior Mezzanine Loan Agreement dated as of August 22, 2008, the First Extension Letter, the Second Extension Letter, and the Third Extension Letter, the “Junior Mezzanine Loan Agreement,” and together with the Senior Loan Agreement, the “Loan Agreements”), whereby Junior Mezzanine Lender is the owner and holder of a loan to Junior Mezzanine Borrower in the original principal amount of $99,329,673.13 (the “Junior Mezzanine Loan” and together with the Senior Loan, the “Loans”), which Junior Mezzanine Loan is evidenced by (1) that certain Mezzanine Promissory Note A-1

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(Junior Mezzanine Loan) made by Junior Mezzanine Borrower to Goldman in the original principal amount of $47,872,931.46 (the “Goldman Junior Mezzanine Note”), (2) that certain Mezzanine Promissory Note A-2 (Junior Mezzanine Loan) made by Junior Mezzanine Borrower to Citi in the original principal amount of $37,234,286.92 (the “Citi Junior Mezzanine Note”), and (3) that certain Mezzanine Promissory Note A-3 (Junior Mezzanine Loan) made by Junior Mezzanine Borrower to SL Green in the original principal amount of $14,222,454.75 (the “SL Green Junior Mezzanine Note”; together with the Goldman Junior Mezzanine Note and the Citi Junior Mezzanine Note, the “Junior Mezzanine Notes” and together with the Senior Notes, the “Notes”), and secured by, among other things, a Pledge and Security from Junior Mezzanine Borrower pursuant to which Junior Mezzanine Lender is granted a first priority security interest in the direct ownership interests of Junior Mezzanine Borrower in the Senior Mezzanine Borrower (collectively, the “Junior Pledge Agreement”);
WHEREAS, pursuant to that certain Assignment and Assumption Agreement (Mortgage Loan) dated as of August 22, 2008, SL Green Realty Corp. assigned all its, right, title and interest in and to the Senior Loan to SLG Mortgage;
WHEREAS, pursuant to that certain Assignment and Assumption Agreement (Junior Mezzanine Loan) dated as of August 22, 2008, SL Green Realty Corp. assigned all its, right, title and interest in and to the Junior Mezzanine Loan to SLG Mezz;
WHEREAS, (a) SLG Mortgage, Goldman and Citi entered into that certain Co-Lender Agreement dated as of August 22, 2008, relative to the Senior Loan (the “Senior Loan Co-Lender Agreement”), and (b) SLG Mezz, Goldman and Citi entered into that certain Co-Lender Agreement dated as of August 22, 2008 (the “Junior Mezzanine Co-Lender Agreement,” and together with the Senior Loan Co-Lender Agreement, the “Co-Lender Agreements”);
WHEREAS, Goldman, Citi and SLG Mortgage, collectively in their individual capacities as “Senior Lender,” and Goldman, Citi and SLG Mezz, collectively in their individual capacities as “Junior Mezzanine Lender,” together with Goldman and Citi in their individual capacities as “Senior Mezzanine Lender,” entered into that certain Intercreditor Agreement, dated as of August 22, 2008 (the “Intercreditor Agreement”); and
WHEREAS, pursuant and subject to the terms and conditions of this Agreement, (i) SLG Mortgage has agreed to assign to Assignee the SL Green Senior Note and SLG Mortgage's right, title and interest in and to the Senior Loan, the Senior Loan Agreement, the other Senior Loan Documents, the Senior Loan Co-Lender Agreement and the Intercreditor Agreement (and together with all rights, benefits and claims arising out of foregoing documents and agreements, the “Senior Loan Assigned Interests”), and (ii) SLG Mezz has agreed to assign to Assignee the SL Green Junior Mezzanine Note, and SLG Mezz's right, title and interest in and to the Junior Mezzanine Loan, the Junior Mezzanine Loan Agreement, the other Junior Mezzanine Loan Documents, the Junior Mezzanine Co-Lender Agreement and the Intercreditor Agreement (and together with all rights, benefits and claims arising out of foregoing documents and agreements, the “Junior Mezzanine Loan Assigned Interests” and together with the Senior Loan Assigned Interests, the “Assigned Interests”) and the Assignee hereby covenants and agrees to accept such assignment and assume the obligations of the SLG Mortgage and SLG Mezz, respectively, under the Assigned Interest.

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NOW THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:
Section 1.    Definitions. All capitalized terms not otherwise defined herein have the respective meanings set forth in the Loan Agreements, as the context may require.
Section 2.    Assignment and Assumption. Assignor hereby assigns and sells to Assignee, all of the Assigned Interests. Assignee hereby accepts such assignment from Assignor. This assignment shall be effective as of the date hereof. As of the date hereof, (1) Assignee shall succeed to and acquire all of the Assigned Interests, (2) Assignee shall assume and be obligated to fulfill, perform and discharge all of the obligations and liabilities of Assignor under the Assigned Interests to the extent arising on or after the date hereof and (3) Assignor shall relinquish its rights and shall be released from its obligations under the Assigned Interests to the extent arising on or after the date hereof. Concurrently with the Assignor's execution and delivery of this Agreement, (1) SLG Mortgage shall execute and deliver to Assignee an Allonge to the SL Green Senior Note in the form of Exhibit A attached hereto, which shall be affixed to the original SL Green Senior Note, and (2) SLG Mezz shall execute and deliver to Assignee an Allonge to the SL Green Junior Mezzanine Note in the form of Exhibit A-1 attached hereto, which shall be affixed to the original SL Green Junior Mezzanine Note. Notwithstanding the foregoing, if for any reason, Assignor is unable to deliver the original SL Green Senior Note and/or the original SL Green Junior Mezzanine Note to Assignee concurrently with its execution of this Agreement as aforesaid because such Assignor is unable to locate either or both of the original SL Green Senior Note and the original SL Green Junior Mezzanine Note  (such missing note being referred to as a “Lost Note”), then the applicable Assignor shall deliver to Assignee a lost note affidavit in the form of Exhibit D attached hereto with respect to the Lost Note(s), as applicable, concurrently with its execution of this Agreement.  If a Lost Note is located by Assignor after the date hereof, the applicable Assignor shall promptly notify Assignee in writing and deliver the original Lost Note to Assignee or as Assignee shall otherwise direct.
Section 3.    Payments. As consideration for the assignment and sale contemplated in Section 2 hereof, Assignee shall pay to Assignor on the date hereof in U.S. dollars the amount heretofore agreed between them pursuant to a funding statement from Assignor to Assignee and countersigned by both Assignor and Assignee. Each of Assignor and Assignee agrees that if after the date hereof it receives any amount under the Loan Documents that is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and promptly pay the same to such other party.
Section 4.    Representations and Warranties - Authority. (a) This Agreement and the assignment from SLG Mortgage to Assignee is made without any representation, warranty or recourse whatsoever by SLG Mortgage, except as specifically set forth in this Section 4 and Sections 5 and 8 below. Accordingly, SLG Mortgage hereby represents and warrants to Assignee that (i) SLG Mortgage is the sole owner of the Senior Loan Assigned Interests, (ii) SLG Mortgage is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified in each jurisdiction required in order to execute, deliver and perform this Agreement, (iii) SLG Mortgage has the full power and authority to enter into and consummate the transactions contemplated by this

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Agreement without the consent, except as otherwise set forth in Section 16 below, of any third party, is authorized to execute, deliver and perform this Agreement, and the person or persons signing this Agreement on behalf of SLG Mortgage have been duly authorized to sign this Agreement on behalf of SLG Mortgage, (iv) this Agreement constitutes a valid, legal and binding agreement of SLG Mortgage enforceable against SLG Mortgage in accordance with its terms subject to (1) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity, (v) all actions (including, without limitation, all internal approvals) necessary to authorize the execution, delivery, and performance of this Agreement on behalf of SLG Mortgage have been duly taken, and all such actions continue in full force and effect as of the date hereof, and SLG Mortgage has duly executed and delivered this Agreement, (vi) there are no conditions precedent to the effectiveness of this Agreement as against SLG Mortgage that have not been satisfied or waived, (vii) the execution and delivery of this Agreement and the performance of SLG Mortgage's obligations hereunder, (1) will not violate SLG Mortgage's organizational documents, (2) constitute a default under, or result in the breach of, any material agreement or instrument to which SLG Mortgage is a party or to which any of SLG Mortgage's assets are subject, or (3) to SLG Mortgage's knowledge, constitute a violation by SLG Mortgage of any statute, law or regulation that is applicable to SLG Mortgage, which, in each case, would materially and adversely affect SLG Mortgage's ability to carry out the transactions contemplated by this Agreement, and (viii) SLG Mortgage has received no notice of any pending or threatened claim, action or proceeding that could, if adversely determined, impact the transactions contemplated by this Agreement.
(b) This Agreement and the assignment from SLG Mezz to Assignee is made without any representation, warranty or recourse whatsoever by SLG Mezz, except as specifically set forth in this Section 4 and Sections 5 and 8 below. Accordingly, SLG Mezz hereby represents and warrants to Assignee that (i) SLG Mezz is the sole owner of the Junior Mezzanine Loan Assigned Interests, (ii) SLG Mezz is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified in each jurisdiction required in order to execute, deliver and perform this Agreement, (iii) SLG Mezz has the full power and authority to enter into and consummate the transactions contemplated by this Agreement without the consent, except as other set forth in Section 16 below, of any third party, is authorized to execute, deliver and perform this Agreement, and the person or persons signing this Agreement on behalf of SLG Mezz have been duly authorized to sign this Agreement on behalf of SLG Mezz, (iv) this Agreement constitutes a valid, legal and binding agreement of SLG Mezz enforceable against SLG Mezz in accordance with its terms subject to (1) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity, (v) all actions (including, without limitation, all internal approvals) necessary to authorize the execution, delivery, and performance of this Agreement on behalf of SLG Mezz have been duly taken, and all such actions continue in full force and effect as of the date hereof, and SLG Mezz has duly executed and delivered this Agreement, (vi) there are no conditions precedent to the effectiveness of this Agreement as against SLG Mezz that have not been satisfied or waived, (vii) the execution and delivery of this Agreement and the performance of SLG Mezz's obligations hereunder, (1) will not violate SLG Mezz's organizational documents, (2) constitute

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a default under, or result in the breach of, any material agreement or instrument to which SLG Mezz is a party or to which any of SLG Mezz's assets are subject, or (3) to SLG Mezz's knowledge, constitute a violation by SLG Mezz of any statute, law or regulation that is applicable to SLG Mezz, which, in each case, would materially and adversely affect SLG Mezz's ability to carry out the transactions contemplated by this Agreement, and (viii) SLG Mezz has received no notice of any pending or threatened claim, action or proceeding that could, if adversely determined, impact the transactions contemplated by this Agreement.
Section 5.    Representations and Warranties - Loan. (a) SLG Mortgage hereby represents and warrants to Assignee that as of the date hereof (i) SLG Mortgage is the legal and beneficial owner of the Senior Loan Assigned Interests and such interests are free and clear of any claim, lien, pledge, negative pledge, option, security interest, interest or other charge, (ii) to SLG Mortgage's knowledge, the outstanding principal balance and the accrued unpaid interest payable under the SL Green Senior Note are set forth in Exhibit C attached hereto, (iii) to SLG Mortgage's knowledge, except as may otherwise be set forth on Schedule 1 attached hereto and made a part hereof, SLG Mortgage is not a party to any Loan Documents other than as set forth on Exhibit D of the Intercreditor Agreement, and (iv) to SLG Mortgage's knowledge, SLG Mortgage has not received any notice requesting or demanding SLG Mortgage make its proportionate share of any Advance in accordance with the terms of the Senior Loan Co-Lender Agreement.
(b) SLG Mezz hereby represents and warrants to Assignee that as of the date hereof (i) SLG Mezz is the legal and beneficial owner of the Junior Mezzanine Loan Assigned Interests solely with respect to the Junior Mezzanine Loan and such interests are free and clear of any claim, lien, pledge, negative pledge, option, security interest, interest or other charge, (ii) to SLG Mezz's knowledge, the outstanding principal balance and the accrued unpaid interest payable under the SL Green Junior Mezzanine Note are set forth in Exhibit C-1 attached hereto (iii) to SLG Mezz's knowledge, except as may otherwise be set forth on Schedule 1 attached hereto and made a part hereof, SLG Mezz is not a party to any Loan Documents other than as set forth on Exhibit C of the Intercreditor Agreement, and (iv) to SLG Mezz's knowledge, SLG Mezz has not received any notice requesting or demanding SLG Mezz make its proportionate share of any Advance in accordance with the terms of the Senior Loan Co-Lender Agreement.
Section 6.    Representations and Warranties - Assignee. Assignee hereby represents and warrants to Assignor that (a) it is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and is qualified in each jurisdiction required in order to execute, deliver and perform this Agreement, (b) Assignee has the full power and authority to enter into and consummate the transactions contemplated by this Agreement without the consent of any third party, and is authorized to execute, deliver and perform this Agreement, and the person or persons signing this Agreement on behalf of Assignee have been duly authorized to sign this Agreement on behalf of Assignee, (c) this Agreement constitutes a valid, legal and binding agreement of Assignee enforceable against Assignee in accordance with its terms subject to (i) applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting the enforcement of creditors' rights generally, and (ii) general principles of equity which may apply regardless of whether a proceeding is brought in law or in equity, (d) all actions (including, without limitation, all internal approvals) necessary to authorize the execution, delivery, and performance of this

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Agreement on behalf of Assignee have been duly taken, and all such actions continue in full force and effect as of the date hereof, and Assignee has duly executed and delivered this Agreement, (e) there are no conditions precedent to the effectiveness of this Agreement as against Assignee that have not been satisfied or waived, (f) the execution and delivery of this Agreement and the performance of Assignee's obligations hereunder, will not (i) violate Assignee's organizational documents, (ii) constitute a default under, or result in the breach of, any material agreement or instrument to which Assignee is a party or to which any of Assignee's assets are subject, or (iii) to Assignee's knowledge, constitute a violation by Assignee of any statute, law or regulation that is applicable to Assignee, which, in each case, would materially and adversely affect Assignee's ability to carry out the transactions contemplated by this Agreement, and (g) Assignee satisfies one or more of the criteria set forth in the definition of “Qualified Transferee” in the Intercreditor Agreement.
Section 7.    No Reliance on Assignor. Assignee acknowledges and agrees that it is a sophisticated lender and/or investor in real estate and commercial loans, including, without limitation, mortgage loans secured by real estate or mezzanine loans of the same type as the Loans, and, except for the representations, warranties and covenants of Assignor set forth herein, its decision to enter into this Agreement and to purchase Assignor's interest in the Loans is based upon its own independent evaluation of the terms, covenants, conditions and provisions of, respectively, the Loan Documents, the Co-Lender Agreements, the Intercreditor Agreement and such other matters, materials and market conditions and criteria which Assignee deems relevant, and Assignee will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of the Borrower, the Junior Mezzanine Borrower, any Guarantor and the principals of Borrower, the Junior Mezzanine Borrower and Guarantor. Assignee recognizes the special nature of the transaction that is the subject of this Agreement, understands and is freely taking all risks involved in connection with the transaction and acknowledges that the nature and risks are reflected in the purchase price of the Loans and in the terms and conditions pursuant to which Assignor is willing to purchase and Assignor is willing to sell the Assignor's interest in the Loans. Assignee further acknowledges that Assignee has not relied upon any statements, representations, warranties or covenants other than those specifically contained in this Agreement. Without limiting the foregoing, Assignee acknowledges that Assignor has made no representations or warranties in connection with, and shall have no responsibility with respect to, the Assigned Interests and/or the Premises other than those specifically contained in this Agreement (including, without limitation, the cash flow of the Premises, the value, marketability, condition or future performance thereof, the existence, status, adequacy or sufficiency of the leases, the tenancies or occupancies of the Premises, or the sufficiency of the cash flow of the Premises to pay all amounts which may become due from time to time pursuant to the Loan Documents, the solvency, financial condition or statements of the Borrower, the Junior Mezzanine Borrower, any Guarantor, the principals of Borrower, the Junior Mezzanine Borrower, any Guarantor or any other Person, or the validity and enforceability of the Borrower's, the Junior Mezzanine Borrower's, any Guarantor's or any other Person's obligations under the Loan Documents, this Agreement, or the Notes).
Section 8.    Withholding Taxes. If either Assignor is organized under the laws of a jurisdiction outside the United States, it hereby represents on its own behalf that it has delivered to Assignee completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify its exemption from United States

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withholding taxes with respect to any payment or distribution to said Assignor with respect to this Agreement or such other documents as are necessary to indicate that all such payments or distributions are subject to such taxes at a rate reduced by an applicable tax treaty.
Section 9.    Acknowledgements by Assignee. Assignee acknowledges that it has received and reviewed the Loan Documents listed in Exhibit C and Exhibit D to the Intercreditor Agreement and Schedule 1 attached hereto and Assignee acknowledges and agrees that the SL Green Senior Note and the SL Green Junior Mezzanine Note are subject to the Co-Lender Agreements, the Intercreditor Agreement, and the Loan Documents.
Section 10.    Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements, if any, of the parties hereto with respect to the subject matter hereof.
Section 11.    Further Assurances. Assignor and Assignee hereby agree to execute such other customary instruments as may be reasonably requested by Assignor or Assignee to consummate and/or evidence the transactions contemplated herein, including without limitation, any assignments in recordable form that may be necessary to evidence the assignment to Assignee of SLG Mortgage's interests in any Senior Mortgages and any assignments of leases and rents securing the Senior Loan.
Section 12.    No Securities. Assignee acknowledges and agrees that Assignee's purchase and acquisition of the Assigned Interests does not constitute a purchase of securities within the meaning of federal or state securities laws, and Assignee waives all rights, if any, to make any claim with respect thereto in connection with any federal or state securities law.
Section 13.    Governing Law, Venue and Jury Trial. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. In addition, Assignor and Assignee agree that any legal suit, action or proceeding against Assignor or Assignee arising out of or relating to this Agreement shall only be instituted in any Federal or State court in the City of New York, County of New York, pursuant to Section 5-1402 of the New York General Obligations law, and Assignor and Assignee each waives any objections which it may now or hereafter have based on venue and/or forum non conveniens of any such suit, action or proceeding, and Assignor and Assignee hereby irrevocably submits to the jurisdiction of any such court in any suit, action or proceeding. Each party hereto expressly waives and agrees not to assert any right to a jury trial in any dispute related to this Agreement.
Section 14.    Counterparts. This Agreement may be executed in one or more counterparts and by facsimile or by portable document format (PDF) transmission, each of which counterparts so executed shall constitute an original and all of which taken together shall constitute one agreement.
Section 15.    Brokers. Assignor and Assignee each represent and warrant to the other that no real estate commissions, finders' fees, or brokers' fees have been or will be incurred in connection with the transaction contemplated hereunder and shall indemnify and hold the other harmless from and against all claims, losses, costs, damages and expenses (including

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reasonable attorneys' fees and disbursements) suffered or incurred by the other as a result of the breach by such party of the foregoing representations. The terms of this Section 15 shall survive the consummation of the transaction contemplated hereunder and/or any termination of this Agreement without limitation.
Section 16.    Consent. Goldman and Citi are executing this Agreement so as to acknowledge their respective consent to the assignment of the Assigned Interests by Assignor and the assumption of the Assigned Interests by Assignee, in accordance with the terms and conditions of this Agreement, as and to the extent their consent is required under the Co-Lender Agreements and the Intercreditor Agreement. In addition, Goldman and Citi agree that this Agreement shall serve as written notice to each of them of the assignment of the Assigned Interests from Assignor to Assignee under the Co-Lender Agreements and the Intercreditor Agreement and that no further notice or action needs to be taken by Assignor or Assignee under the Co-Lender Agreements and Intercreditor Agreement as a condition of such assignment.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

ASSIGNOR:

SLG STARS MORTGAGE LOAN LLC,
a Delaware limited liability company
By:    /s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President

SLG STARS MEZZ LOAN LLC,
a Delaware limited liability company
By:    /s/ Andrew S. Levine
Name: Andrew S. Levine
Title: Executive Vice President
[Signatures continue on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.
ASSIGNEE:

KBS GKK PARTICIPATION HOLDINGS I, LLC,
a Delaware limited liability company

By:    KBS DEBT HOLDINGS, LLC,
a Delaware limited liability company,
its sole member

By:    KBS LIMITED PARTNERSHIP,
a Delaware limited partnership,
its manager

By:    KBS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation,
its sole general partner

By:    /s/ David E. Snyder
David E. Snyder
Chief Financial Officer

[Signatures continue on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CONSENTED, ACKNOWLEDGED AND
AGREED:

GOLDMAN SACHS MORTGAGE COMPANY,
a New York limited partnership

By: Goldman Sachs Real Estate Funding Corp.,
its general partner
By:    /s/ Mark J. Buono
Name: Mark J. Buono
Title: Authorized Signatory

CITICORP NORTH AMERICA, INC.
a New York corporation
By:    /s/ Michael M. Schadt
Name: Michael M. Schadt
Title: Director

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EXHIBIT A

Allonge to SL Green Senior Note

ALLONGE
May    ,2011
Allonge to Amended and Restated Promissory Note A-3 ("Note") dated as of April 1, 2008, amended as of August 22,2008, made by each of the entities listed as a "Maker" on the signature pages to the Note, as maker, to and in favor of SL Green Realty Corp., a Maryland corporation, as holder, which Note was assigned by SL Green Realty Corp. to SLG Stars Mortgage Loan LLC, a Delaware limited liability company, ("SLG Mortgage"), pursuant to an Assignment and Assumption (Mortgage Loan) dated as of August 22, 2008. The Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of the Note:
Pay to the order of KBS GKK PARTICIPATION HOLDINGS I, LLC, A DELAWARE LIMITED LIABILITY COMPANY ("KBS"), AS-IS, WHERE-IS, WITHOUT REPRESENTATION, RECOURSE OR WARRANTY, EXPRESS OR IMPLIED, IN FACT OR BY LAW (EXCEPT FOR THOSE REPRESENTATIONS MADE IN SECTIONS 4, 5 AND 8 IN THAT CERTAIN ASSIGNMENT AND ASSUMPTION AGREEMENT BY AND AMONG SLG MORTGAGE, SLG STARS MEZZ LOAN LLC AND KBS, DATED MAY    ,2011.
[end of page; signature follows on next page]

This Allonge will be "affixed" to the Note and is hereby made a part thereof.
HOLDER:
SLG STARS MORTGAGE LOAN LLC, a Delaware limited liability company

By:
Name:
Title:

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EXHIBIT A-1

Allonge to SL Green Junior Mezzanine Note

ALLONGE
May    ,2011
Allonge to Mezzanine Promissory Note A-3 (Junior Mezzanine Loan) ("Note"1) dated August 22, 2008, made by each of the entities listed as a "Maker" on the signature pages to the Note, as maker, to and in favor of SL Green Realty Corp., a Maryland corporation, as holder, which Note was assigned by SL Green Realty Corp. to SLG Stars Mezz Loan LLC, a Delaware limited liability company ("SLG Mezz"), pursuant to an Assignment and Assumption (Junior Mezzanine Loan) dated as of August 22, 2008. The Note is hereby transferred pursuant to the following endorsement with the same force and effect as if such endorsement were set forth at the end of the Note:
Pay to the order of KBS GKK PARTICIPATION HOLDINGS I, LLC, A DELAWARE LIMITED LIABELITY COMPANY ("KBS"), AS-IS, WHERE-IS, WITHOUT REPRESENTATION, RECOURSE OR WARRANTY, EXPRESS OR IMPLIED, IN FACT OR BY LAW (EXCEPT FOR THOSE REPRESENTATIONS MADE IN SECTIONS 4, 5 AND 8 IN THAT CERTAIN ASSIGNMENT AND ASSUMPTION AGREEMENT BY AND AMONG SLG MEZZ, SLG STARS MORTGAGE LOAN LLC AND KBS, DATED MAY     _______, 2011.
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This Allonge will be "affixed" to the Note and is hereby made a part thereof.
HOLDER:
SLG STARS MEZZ LOAN LLC, a Delaware limited liability company

By:
Name:
Title:

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EXHIBIT C

Senior Loan

Outstanding Principal Balances and Accrued Unpaid Interest

Principal	$34,439,133.75
Accrued Interest	$148,518.76
Total:	$35,807,651.91

EXHIBIT C

Junior Mezzanine Loan

Outstanding Principal Balances and Accrued Unpaid Interest

Principal	$13,039,175.43
Accrued Interest	$210.068.98
Total:	$13,249,244.41

EXHIBIT D

Form of Lost Note Affidavit

[TO BE INSERTED]

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LOST NOTE AFFIDA VIT
STATE OF NEW YORK     )
) ss:
COUNTY OF NEW YORK     )
__, being duly sworn, deposes and says that:
1.    Deponent is a    of SLG Stars Mortgage Loan LLC, a
Delaware limited liability company ("SLG Mortgage"), as successor-in-interest to SL Green Realty Corp.
2.SLG Mortgage is the owner, holder and payee of that certain Amended and Restated Promissory Note A-3 (the "Note") dated as of April 1, 2008, amended as of August 22, 2008, made by each of the entities listed as "Maker" on the signature pages to the Note to SL Green Realty Corp. in the principal amount of $35,697,282.81; which Note was assigned by SL Green Realty Corp. to SLG Mortgage pursuant to an Assignment and Assumption (Mortgage Loan) dated as of August 22,2008.
3.That SLG Mortgage has been requested to issue an assignment of all of its right, title and interest in and to the Note and certain other documents executed in connection with the Note to KBS GKK Participation Holdings I, LLC ("KBS").
4.When reviewing the loan file to compile the documents necessary to assign the Note and certain other documents executed in connection with the Note, SLG Mortgage discovered that the original Note was lost.
5.SLG Mortgage has undertaken a diligent search of all of its files in which the original Note may be located but is unable to locate the original Note and, therefore, considers the original Note to be lost.
6.SLG Mortgage states that the original Note has not been located, previously sold, pledged, assigned or otherwise hypothecated or satisfied.
7.This Affidavit is given to KBS as evidence of the fact that the original Note has not been found.

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8. Should SLG Mortgage find or recover the original of the Note, SLG Mortgage will immediately surrender the same to KBS without requiring consideration therefor.
9..    In consideration of the acceptance by KBS of this affidavit in lieu of delivery of the original Note, SLG Mortgage will at all times indemnify and hold harmless KBS from all liabilities, losses, claims, expenses or damages, including, without limitation, reasonable attorneys' fees, which KBS may sustain and incur by reason of, or on account of, any person or entity presenting the lost Note to KBS for payment or redemption on or after the date hereof. The foregoing indemnity shall terminate if the original of the Note is located and delivered to KBS.

SLG STARS MORTGAGE LOAN LLC, a Delaware limited liability company

By:
Name:
Title:

4641-007 Doc#57
4641-007 Doc#42

STATE OF NEW YORK     )
) ss.i COUNTY OF NEW YORK )
On the    ____ day of May, 2011 before me, the undersigned, a Notary Public in and for said state, personally appeared _____________________________ known to me or proved to me on the basis of satisfactory evidence to be the individuals) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity(ies), and that by his/her signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals) acted, executed the instrument.

Notary Public

+641-007 DocM7
4641-007 Doc#42

LOST NOTE AFFIDAVIT
STATE OF NEW YORK     )
) ss: COUNTY OF NEW YORK )
____________________ , being duly sworn, deposes and says that:
1.    Deponent is a ____________________ of SLG Stars Mezz Loan LLC, a
Delaware limited liability company ("SLG Mezz"), as successor-in-interest to SL Green Realty Corp.
2.SLG Mezz is the owner, holder and payee of that certain Mezzanine Promissory Note A-3 (Junior Mezzanine Loan) (the "Note") dated as of August 22, 2008, made by GKK Stars Junior Mezz 2 LLC to SL Green Realty Corp. in the principal amount of $14,222,454.75; which Note was assigned by SL Green Realty Corp. to SLG Mezz pursuant to an Assignment and Assumption (Junior Mezzanine Loan) dated as of August 22,2008.
3.That SLG Mezz has been requested to issue an assignment of all of its right, title and interest in and to the Note and certain other documents executed in connection with the Note to KBS GKK Participation Holdings I, LLC ("KBS").
4.When reviewing the loan file to compile the documents necessary to assign the Note and certain other documents executed in connection with the Note, SLG Mezz discovered that the original Note was lost.
5.SLG Mezz has undertaken a diligent search of all of its files in which the original Note may be located but is unable to locate the original Note and, therefore, considers the original Note to be lost.
6.SLG Mezz states that the original Note has not been located, previously sold, pledged, assigned or otherwise hypothecated or satisfied.
7.This Affidavit is given to KBS as evidence of the fact that the original Note has not been found.

4641-007 Doc#59
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8.    Should SLG Mezz find or recover the original of the Note, SLG Mezz will immediately surrender the same to KBS without requiring consideration therefor.
9.    In consideration of the acceptance by KBS of this affidavit in lieu of delivery of the original Note, SLG Mezz will at all times indemnify and hold harmless KBS from all liabilities, losses, claims, expenses or damages, including, without limitation, reasonable attorneys' fees, which KBS may sustain and incur by reason of, or on account of, any person or entity presenting the lost Note to KBS for payment or redemption on or after the date hereof. The foregoing indemnity shall terminate if the original of the Note is located and delivered to KBS.

SLG STARS MEZZ LOAN LLC, a Delaware limited liability company

By:
Name:
Title:

4641-007 Doc#59
4641-007 Doc#42

STATE OF NEW YORK     )
) ss. COUNTY OF NEW YORK )
On the    ____ day of May, 2011 before me, the undersigned, a Notary Public in and for said state, personally appeared _____________________________ known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity(ies), and that by his/her signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

4641-007 Dori59

SCHEDULE 1

List of Other Loan Documents

Senior Loan

1.	Omnibus Extension of Loan Agreements dated March 13, 2011.

2.	Omnibus Extension of Loan Agreements dated April 15, 2011.

3.	Omnibus Extension of Loan Agreements dated April 29, 2011.

4.	Senior Loan Co-Lender Agreement.

5.	Intercreditor Agreement.

6.	Allonge dated as of August 22, 2008, from SL Green Realty Corp. to SLG Stars Mortgage Loan LLC.

7.	Assignment and Assumption (Mortgage Loan) dated August 22, 2008, by and between SL Green Realty Corp. to SLG Stars Mortgage Loan LLC.

Junior Mezzanine Loan

1.	Omnibus Extension of Loan Agreements dated March 13, 2011.

2.	Omnibus Extension of Loan Agreements dated April 15, 2011.

3.	Omnibus Extension of Loan Agreements dated April 29, 2011.

4.	Junior Mezzanine Co-Lender Agreement.

5.	Intercreditor Agreement.

6.	Allonge dated as of August 22, 2008, from SL Green Realty Corp. to SLG Stars Mezz Loan LLC.

7.	Assignment and Assumption (Junior Mezzanine Loan) dated August 22, 2008, by and between SL Green Realty Corp. to SLG Stars Mezz Loan LLC.

4641-007 Doc#42